Tax (Tables)	6 Months Ended
Jun. 30, 2015
Reconciliation of taxes computed at the Swiss statutory rate
Tax expense reconciliation
in	2Q15
CHF million
Income tax expense computed at the Swiss statutory tax rate of 22%	364
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	55
Changes in tax law and rates	189
Other non-deductible expenses	87
Changes in deferred tax valuation allowance	(55)
Lower taxed income	(71)
Income taxable to noncontrolling interests	(4)
Change in recognition of outside basis difference	(19)
Other	44
Income tax expense	590

Effective tax rate	Effective tax rate
in	2Q15	1Q15	2Q14	6M15	6M14
Effective tax rate (%)	35.6	31.6	(88.7)	33.7	60.8

Net deferred tax assets
Net deferred tax assets
end of	2Q15	1Q15
Net deferred tax assets (CHF million)
Deferred tax assets	5,154	5,768
of which net operating losses	1,119	1,384
of which deductible temporary differences	4,035	4,384
Deferred tax liabilities	(120)	(74)
Net deferred tax assets	5,034	5,694